PRESS RELEASE
For Immediate Release
  Consolidated-Tomoka Land Co.

Date:	October 18, 2007
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA REPORTS THIRD QUARTER EARNINGS

    DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX–CTO) reported net income of $2,102,564 or $.37 earnings per basic share and earnings before depreciation, amortization and deferred taxes (EBDDT) of $3,165,382 or $.55 per share for the quarter ended September 30, 2007.  The comparable numbers for the third quarter of 2006 were net income of $2,384,018 or $.42 earnings per basic share and EBDDT of $5,106,075 or $.90 per share.  For the nine months ended September 30, 2007, net income totaled $2,634,692 or $.46 earnings per basic share, compared with net income of $8,251,984 or $1.45 earnings per basic share in 2006.  EBDDT totaled $5,119,297 or $.90 per share in 2007's first nine months, compared with $13,268,186 or $2.34 per share in 2006 for the same period.

    EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.

    William H. McMunn, president and chief executive officer stated, “The Company’s business plan is to convert undeveloped land through sales to third parties into a diversified portfolio of properties that produce predictable income.  The strategy is intended, in part, to lessen the volatility of Company earnings due to significant market changes, such as the current downturn in the residential sector.  The local commercial real estate market remains relatively stable.  Closings during the third quarter were down compared to the prior year due to contract timing issues.  Management will be focusing on closing a backlog of commercial contracts during the fourth quarter.”

    Consolidated-Tomoka Land Co. is a Florida-based Company primarily engaged in converting Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and the development, management and sale of targeted real estate properties.  Visit our website at www.consolidatedtomoka.com
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EARNINGS NEWS RELEASE

	QUARTER ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2007	2006 (1)

REVENUES	$7,098,154	$8,557,732

NET INCOME	$2,102,564	$2,384,018

BASIC & DILUTED EARNINGS PER SHARE:

NET INCOME	$0.37	$0.42

(1)THE THIRD QUARTER OF 2006 HAS BEEN ADJUSTED TO REFLECT THE QUARTERLY IMPACT
OF THE SAB 108 ADJUSTMENT MADE IN THE FOURTH QUARTER OF 2006. THE ADJUSTMENT
WAS CONSIDERED IMMATERIAL FOR EACH OF THE QUARTERS OF 2006.

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	NINE MONTHS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2007	2006 (1)

REVENUES	$21,157,407	$25,680,687

NET INCOME BEFORE DISCONTINUED OPERATIONS AND	2,634,692	8,227,601
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	240,476

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(216,093)	(2)

NET INCOME	$2,634,692	$8,251,984

BASIC AND DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$0.46	$1.45

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	$0.04

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(0.04)	(2)

NET INCOME	$0.46	$1.45

(1	)THE FIRST NINE MONTHS OF 2006 HAVE BEEN ADJUSTED TO REFLECT THE IMPACT
	OF THE SAB 108 ADJUSTMENT MADE IN THE FOURTH QUARTER OF 2006. THE ADJUSTMENT
	WAS CONSIDERED IMMATERIAL FOR EACH OF THE QUARTERS OF 2006.

(2	)THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE
	CHANGE IN ACCOUNTING FOR STOCK OPTIONS WITH THE ADOPTION OF FINANCIAL
	ACCOUNTING STANDARDS STATEMENT NO. 123 (REVISED 2004).

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RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES
	QUARTER ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2007	2006 (1)
NET INCOME	$2,102,564	$2,384,018

ADD BACK:

DEPRECIATION & AMORTIZATION	616,964	613,565

DEFERRED TAXES	445,854	2,108,492

EARNINGS (LOSS) BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$3,165,382	$5,106,075

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,720,219	5,691,192

BASIC EBDDT PER SHARE	$0.55	$0.90

	NINE MONTHS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2007	2006 (1)
NET INCOME	$2,634,692	$8,251,984

ADD BACK:

DEPRECIATION & AMORTIZATION	1,848,214	1,662,368

DEFERRED TAXES	636,391	3,353,834

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$5,119,297	$13,268,186

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,713,450	5,681,060

BASIC EBDDT PER SHARE	$0.90	$2.34

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF
OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH
AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO
CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES
RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN
UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND DEFERRED INCOME TAXES
TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

    (1)THE THIRD QUARTER AND FIRST NINE MONTHS OF 2006 HAVE BEEN ADJUSTED TO REFLECT THE QUARTERLY IMPACT OF THE SAB 108
        ADJUSTMENT  MADE  IN THE FOURTH QUARTER OF 2006.  THE ADJUSTMENT WAS CONSIDERED IMMATERIAL FOR EACH OF THE QUARTERS OF 2007.

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CONSOLIDATED BALANCE SHEETS
	SEPTEMBER 30,	DECEMBER 31,
	2007	2006
ASSETS
Cash	3,233,154	738,264
Restricted Cash	1,524,347	1,185,962
Investment Securities	9,521,974	11,780,205
Notes Receivable	700,000	700,000
Land and Development Costs	16,012,716	15,058,340
Intangible Assets	4,814,186	5,103,649
Other Assets	4,949,229	5,569,605
	40,755,606	40,136,025

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	6,267,707	3,012,623
Golf Buildings, Improvements & Equipment	11,613,112	11,442,492
Income Properties Land, Buildings & Improvements	104,820,647	104,819,695
Other Building, Equipment and Land Improvements	2,819,381	2,584,467
Total Property, Plant and Equipment	125,520,847	121,859,277
Less, Accumulated Depreciation and Amortization	(9,762,392)	(8,221,138)
Net - Property, Plant and Equipment	115,758,455	113,638,139

TOTAL ASSETS	156,514,061	153,774,164

LIABILITIES
Accounts Payable	201,235	167,378
Accrued Liabilities	8,744,896	7,749,121
Accrued Stock Based Compensation	3,597,598	5,743,773
Income Taxes Payable	419,748	--
Deferred Profit	--	563,467
Deferred Income Taxes	30,127,978	29,491,587
Notes Payable	6,872,781	7,061,531

TOTAL LIABILITIES	49,964,236	50,776,857

SHAREHOLDERS' EQUITY
Common Stock	5,725,806	5,693,007
Additional Paid in Capital	5,130,574	2,630,748
Retained Earnings	96,686,473	95,650,170
Accumulated Other Comprehensive Loss	(993,028)	(976,618)

TOTAL SHAREHOLDERS' EQUITY	106,549,825	102,997,307

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	156,514,061	153,774,164

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“Safe Harbor”

     Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

     The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2007, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

     While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

     Disclosures in this press release regarding the Company’s current quarters financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended September 30, 2007.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

     This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.